Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events
Subsequent Events

20.   Subsequent Events

Acquisition of Discovery Health Partners

On February 26, 2021, the Company acquired 100 percent of DHP, an analytics and technology company offering healthcare payment and revenue integrity services, for approximately $154.0 million in cash. Due to the timing of the acquisition, our initial accounting for the DHP acquisition is incomplete. In connection with this acquisition, we incurred approximately $0.6 million of transaction costs during the year ended December 31, 2020.

We believe this acquisition will complement and extend MultiPlan’s payment integrity offerings, spanning the claims life cycle to ensure the legitimacy of a payor’s payment requests as well as its premium collections.